UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2005

Technology Solutions Company
(Exact name of Registrant as specified in its charter)
Incorporated in the State of Delaware
Commission File Number 0–19433
Employer Identification No. 36-3584201
205 North Michigan Avenue
Suite 1500
Chicago, Illinois 60601
(Address of principal executive offices)
Registrant’s telephone number, including area code: (312) 228-4500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
Notice from The Nasdaq Stock Market, Inc. that Technology Solutions Company has regained compliance with Nasdaq Marketplace Rule 4450(a)(5)
As previously reported, on May 13, 2005 Technology Solutions Company (“TSC”) received a letter from The Nasdaq Stock Market, Inc. (“Nasdaq”) notifying TSC that for the 30 consecutive trading days preceding the date of the letter, the bid price of TSC’s common stock had closed below the $1.00 per share minimum required for continued inclusion on the Nasdaq National Market pursuant to Nasdaq Marketplace Rule 4450(a)(5). On November 8, 2005, TSC received a letter from Nasdaq notifying TSC that since the closing bid price of TSC’s common stock has been at $1.00 per share or greater for at least 10 consecutive days since the date of the May letter, TSC has regained compliance with Nasdaq Marketplace Rule 4450(a)(5).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECHNOLOGY SOLUTIONS COMPANY
Date: November 9, 2005	By:	/s/ SANDOR GROSZ
Sandor Grosz
Chief Financial Officer